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                                                  Exhibit (23)(a)


                  INDEPENDENT AUDITORS' CONSENT



The Board of Directors
Jefferies Group, Inc.:


We consent to the use of our report incorporated herein by reference.


                         KPMG LLP


Orange County, California
July 29, 1999